UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SERITAGE GROWTH PROPERTIES

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

+ The Sample Company Online Go to www.envisionreports.com/SRG or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Seritage Growth Properties Shareholder Meeting to be Held on June 5, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The annual report and proxy statement to shareholders are available at: www.envisionreports.com/SRG Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SRG. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 24, 2024 to facilitate timely delivery. 03ZHGB 2 N O T +

Shareholder Meeting Notice Seritage Growth Properties Annual Meeting of Shareholders will be held on Wednesday, June 5, 2024, 10:00 a.m. Eastern Time, virtually via the Internet at: meetnow.global/MGHTACU. The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 1, 2 and 3. 1. The election of John T. McClain, Adam Metz, Talya Nevo-Hacohen, Andrea L. Olshan, Mitchell Sabshon, Allison L. Thrush and Mark Wilsmann as trustees, each to serve until the 2025 annual meeting of shareholders and until his or her successor is duly elected and qualifies; 2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024; 3. An advisory, non-binding resolution to approve the Company’s executive compensation program for our named executive officers, as described in the proxy statement; and 4. Any other business that may properly come before the meeting or any postponement or adjournment of the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SRG. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Seritage Growth Properties” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 24, 2024.